DEPARTMENT OF HEALTH AND HUMAN SERVICES
FOOD AND DRUG ADMINISTRATION

DISTRICT OFFICE ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
Food and Drug Administration, CDER/OC/DMPQ/ICT, HFD-325 Attn: Alicia Mozzachio 10903 New Hampshire Ave., Bldg. 51, Rm. 4234 Silver Springs, MD 20993 (301) 796-3206 Industry Information: www.fda.gov/oc/industry	07/21-22, 24-26/2014 FEI NUMBER 3007184570

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT IS ISSUED

TO: Chen-Tang (Tom) Chang, President

FIRM NAME	STREET ADDRESS
Impax Laboratories (Taiwan) Inc.	No. 1, Kedong 3rd Road
CITY, STATE AND ZIP CODE	TYPE OF ESTABLISHMENT INSPECTED
Jhunan, Miao-Li County 35053, Taiwan, R.O.C.	Pharmaceutical Manufacturer

DURING AN INSPECTION OF YOUR FIRM (I) (WE) OBSERVED:

1. Equipment used in the manufacture of drug products is not appropriately validated to facilitate operations for its intended use. Specifically, equipment performance validation (Protocol PQ-IP-T0744) for the [redacted] Encapsulator was based on in-process testing of total capsule weight only. For the encapsulation of the Rytary (Carbidopa/Levodopa, extended release, NDA [redacted] drug product, this equipment is required to fill [redacted] formulation components to specification. The equipment has not been shown to deliver consistent amounts of [redacted] component populations ([redacted]) to specification over the expected manufacturing conditions for Rytary encapsulation.

2. Examination and testing of samples is not done to assure that in-process materials conform to specifications. Specifically, total capsule weight is used to monitor the encapsulation progress for Rytary (Carbidopa/Levodopa, extended release, NDA [redacted]). Final capsule weight has not been validated as a surrogate for the relative population of Component V (composed of Component II and Component III), Component IV, and Component I filled into the final drug product during the encapsulation process. Total capsule weight cannot be used to determine the identity of components, nor differentiate the relative strength of each component in the final product. The correct amount of each component is critical for product performance.

3. Drug products failing to meet established specifications are not rejected. Specifically, Acarbose (ANDA [redacted]), 100mg Batch No: [redacted] was released June 25, 2013 after an investigation confirmed that there was [redacted]% of an unknown impurity ([redacted]) in the final drug product. The Acarbose batch release specification for any unknown degradation product is [redacted]%.

4. Your Process Qualification/Validation for Pyridostigmine Bromide 60 mg Tablets Product (ANDA [redacted]), documented in Report no. TPPQS 13004.00 "Summary Report of Process Performance Qualification for Pyridostigmine Bromide Tablets, USP, 60 mg (Protocol # TPV0036.00) (MBR # 3511T-V201, #3511T-V202) approved 4/25/13, includes information regarding the manufacturing operating parameters. This Qualification Report also states "Based on the results from these three PPQ lots, the target/initial setting of main compression

SEE REVERSE OF THIS PAGE	EMPLOYEE(S) SIGNATURE	EMPLOYEE(S) NAME AND TITLE (*Print or Type*)	DATE ISSUED
	[signatures]	Michele Perry-Williams, Investigator Christina Capacci-Daniel, Ph.D. CSO Xiaokuang Lai, Ph.D., Microbiologist	07/26/2014

DEPARTMENT OF HEALTH AND HUMAN SERVICES
FOOD AND DRUG ADMINISTRATION

DISTRICT OFFICE ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
Food and Drug Administration, CDER/OC/DMPQ/ICT, HFD-325 Attn: Alicia Mozzachio 10903 New Hampshire Ave., Bldg. 51, Rm. 4234 Silver Springs, MD 20993 (301) 796-3206 Industry Information: www.fda.gov/oc/industry	07/21-22, 24-26/2014 FEI NUMBER 3007184570

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT IS ISSUED

TO: Chen-Tang (Tom) Chang, President

FIRM NAME	STREET ADDRESS
Impax Laboratories (Taiwan) Inc.	No. 1, Kedong 3rd Road
CITY, STATE AND ZIP CODE	TYPE OF ESTABLISHMENT INSPECTED
Jhunan, Miao-Li County 35053, Taiwan, R.O.C.	Pharmaceutical Manufacturer

force (parameter 5), tablet filling depth (parameter 6) and tablet cylinder height main compression (parameter 18) will be adjusted for commercial lots". You have not established an acceptable range of process parameters for these quality attributes for your Pyridostigmine Bromide 60 mg Tablets Product distributed to the US market.

5. In October 2013, you experienced aberrant test results for six lots of Pyrodostigmine Bromide 60 mg Tablets which met your Quality Control Alert Limits (QCAL) or had out of specification test results for content uniformity and/or assay. In your Deviation Investigation Report no. 413779 opened 10/29/13 you identify possible causes for these events. The [redacted] is used to transfer the final blend into the hopper of the [redacted] tablet press. During the manufacturing of the six lots noted in Deviation Report no. 413779, the [redacted] was not working correctly. As a result, segregation occurred; Pyrodostigime Bromide API is a less dense powder and collected at the top of the [redacted] filter bag. The Operators had to tap the upper [redacted] with a hammer to dislodge the final blend. There was also an alarm which would occur when the hopper did not have the sufficient amount of final blend, which was not documented in the batch record.

You also failed to document information regarding the need to "tap" the [redacted] system to achieve the proper flow of the pre-blended powder in the processing records (Executed Batch Records, Deviation Reports, Project Records, etc.).

6. There is a failure to conduct a thorough review of the failure of a batch or any of its components to meet any of its specifications whether or not the batch has been already distributed. Specifically, Deviation Report no. 422337 was opened on 11/26/13 after metal was found in the Fenofibrate 200 mg Capsules (ANDA [redacted]) lot [redacted]. The investigation indicates on 11/22/2013 the focus of the evaluation shifted to the raw materials RM-5186 ([redacted]) and RM5153M ([redacted]). You failed to initiate timely corrective and preventive actions for this Deviation. CAPA no. 566784 was not opened until 7/18/14 to contact the suppliers for these raw materials "to determine if the metal may have potentially originated during the manufacture of these respective ingredients".

7. The "[redacted]" Building Maintenance System (BMS) and Room Monitoring System (RMS) for your Phase I Facility and the "[redacted]" Building Maintenance System (BMS) and Room Monitoring System (RMS) for your Phase II Facility are used to monitor and control the temperature, relative humidity and differential pressure in your prescription (Rx) drug manufacturing suites and supporting areas. While you have generated data regarding

SEE REVERSE OF THIS PAGE	EMPLOYEE(S) SIGNATURE	EMPLOYEE(S) NAME AND TITLE (Print or Type)	DATE ISSUED
	MPW CCD XL	Michele Perry-Williams, Investigator Christina Capacci-Daniel, Ph.D. CSO Xiaokuang Lai, Ph.D., Microbiologist	07/26/2014

DISTRICT OFFICE ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
Food and Drug Administration, CDER/OC/DMPQ/ICT, HFD-325 Attn: Alicia Mozzachio 10903 New Hampshire Ave., Bldg. 51, Rm. 4234 Silver Springs, MD 20993 (301) 796-3206 Industry Information: www.fda.gov/oc/industry	07/21-22, 24-26/2014 FEI NUMBER 3007184570
NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT IS ISSUED TO: Chen-Tang (Tom) Chang, President	
FIRM NAME Impax Laboratories (Taiwan) Inc.	STREET ADDRESS No. 1, Kedong 3rd Road
CITY, STATE AND ZIP CODE Jhunan, Miao-Li County 35053, Taiwan, R.O.C.	TYPE OF ESTABLISHMENT INSPECTED Pharmaceutical Manufacturer

action and alert events in these areas, your Quality, Engineering, and Production Departments do not evaluate this information to identify if there are drifts and/or trends in your processing controls that should be adjusted or corrected.

8. Establishment of the reliability of the component supplier's report of analysis is deficient in that the test results are not appropriately validated at appropriate intervals. Specifically, you do not validate your supplier's Report of Analysis through appropriate testing for hard gelatin capsule shells (RM-86147-T01). These capsules were used during the manufacturing operations of your encapsulated products, including the eight Rytary (NDA [redacted]) Validation Lots ([redacted] and do not include all tests performed by your supplier listed on their Certificate of Analysis.

These omitted tests include:
Microbial: Staphylococcus aureus; Pseudomonas aeruginosa; and Total Yeast and Mold Count.
Analytical: Sulfated Ash; Sulfur Dioxide, Disintegration Time; Acetic Acid, Isopropyl Alcohol and Ethyl Alcohol.

9. Your written procedure SOP TQUA-040.06 "Annual Product Review" effective Jan 29, 2014 states "first year APR Review Periods may not necessarily be 12 months in length". Your procedure failed to include the requirement for a timely annual review of your Rx drug products and you did not generate an annual (12 months) report of complaints, recalls, returned drug product, investigations, and process controls for the following products:
a. Acarbose 100 mg Tablets, ANDA [redacted]
b. Doxycycline Monohydrate 150 mg Capsules, ANDA [redacted]
c. Riluzole 50 mg Tablets, ANDA [redacted]
d. Pyridostigmine 60 mg Tablets, ANDA [redacted]

10. Procedures designed to prevent objectionable microorganisms in drug products not required to be sterile are not established. Specifically, the quantity of testing material used in microbial limit tests for finished product Rytary (NDA [redacted]) and Acarbose (ANDA [redacted]) as well as certain raw materials, such as Povidone, USP, is inadequate. According to SOP No: TALY-194.01, Microbiological Examination of Non-Sterile Products, equivalent to [redacted] gram of product/raw material are actually tested. However, it generally requires one gram

SEE REVERSE OF THIS PAGE	EMPLOYEE(S) SIGNATURE	EMPLOYEE(S) NAME AND TITLE (Print or Type)	DATE ISSUED
	[signatures]	Michele Perry-Williams, Investigator Christina Capacci-Daniel, Ph.D. CSO Xiaokuang Lai, Ph.D., Microbiologist	07/26/2014

DISTRICT OFFICE ADDRESS AND PHONE NUMBER	DATE(S) OF INSPECTION
Food and Drug Administration, CDER/OC/DMPQ/ICT, HFD-325 Attn: Alicia Mozzachio 10903 New Hampshire Ave., Bldg. 51, Rm. 4234 Silver Springs, MD 20993 (301) 796-3206 Industry Information: www.fda.gov/oc/industry	07/21-22, 24-26/2014 FEI NUMBER 3007184570

NAME AND TITLE OF INDIVIDUAL TO WHOM REPORT IS ISSUED

TO: Chen-Tang (Tom) Chang, President

FIRM NAME	STREET ADDRESS
Impax Laboratories (Taiwan) Inc.	No. 1, Kedong 3rd Road
CITY, STATE AND ZIP CODE	TYPE OF ESTABLISHMENT INSPECTED
Jhunan, Miao-Li County 35053, Taiwan, R.O.C.	Pharmaceutical Manufacturer

of material to perform these tests. For example, in the tests for E. coli for Rytary and Total Aerobic Microbial Count (TAMC) for Acarbose tablets, [redacted] of the products are actually tested; in the tests for TAMC and Total Yeast and Mold Count (TYMC) for Rytary and tests for objectionable microorganisms (Salmonella, Staphylococcus aureus, Pseudomonas aeruginose) for Acarbose tablets and Povidone, [redacted] of product/raw material were actually tested.

SEE REVERSE OF THIS PAGE	EMPLOYEE(S) SIGNATURE	EMPLOYEE(S) NAME AND TITLE (Print or Type)	DATE ISSUED
	[signatures]	Michele Perry-Williams, Investigator Christina Capacci-Daniel, Ph.D. CSO Xiaokuang Lai, Ph.D., Microbiologist	07/26/2014